

 The Topps Company, Inc.
 Unaudited Condensed Consolidated Balance Sheet
 February 25, 1995
 (000 omitted)


                                               Merlin Historical

                                          (Pounds Sterling)      (Dollars)       Topps Historic       Adjustments       Pro  Forma
 Current Assets

   Cash and Cash Equivalents                          7,218        $11,458              $17,785        ($2,200) a          $27,043
   Accounts Receivable, Net of Allowances             5,705         $9,056              $24,228                            $33,284
   Inventories                                        1,246         $1,978              $27,222                            $29,200
   Income tax receivable                                  0             $0                 $552                               $552
   Prepaid expenses and current assets                1,328         $2,107              $10,158                            $12,265
                                                     ------         ------              -------                            -------

 Total Current Assets                                15,497        $24,599              $79,945          ($2,200)         $102,344
                                                     ------        -------              -------                           --------


 Property, Plant and Equipment
   Land                                                   0             $0                 $581                               $581
   Buildings and improvements                            69           $110              $20,831                            $20,941
   Machinery and Equipment                              559           $887              $28,683                            $29,570
                                                     ------         ------              -------                            -------

                                                        628           $997              $50,095                            $51,092
 Accumulated depreciation                               221           $351              $18,131                            $18,482
                                                     ------         ------               ------                             ------
                                                        407           $646              $31,964                            $32,610
                                                     ------         ------               ------                             ------
 Intangible assets, Net Amortization                      0             $0              $22,901         $48,933 b          $71,834



 Other Assets                                            61            $98               $1,514                             $1,612

                                                     ------         ------               ------            ------           ------
 Total Assets                                        15,965        $25,343             $136,324         $46,733           $208,400
                                                   ========         ======             ========                            =======


Current Liabilities
  Accounts Payable                                    8,132        $12,909              $22,396                            $35,305
  Accrued expenses and other liabilities              1,174         $1,863              $25,599                            $27,462
  Income Taxes payable                                3,030         $4,810               $1,033                             $5,843

                                                     ------         ------               ------            ------           ------
 Total Current Liabilities                           12,336        $19,582              $49,028                            $68,610


 Deferred Income taxes                                    6            $10               $9,630          $2,450 c          $12,090


 Long-term debt                                           0             $0                   $0         $50,000 d          $50,000


 Other Liabilities                                       22            $34               $3,797                             $3,831

                                                     ------         ------               ------                             ------
 Total Liabilities                                   12,364        $19,626              $62,455           $52,450         $134,531
                                                     ------         ------              -------           -------         --------


 Stockholders' Equity
   Common Stock at par                                  178           $283                 $475          ($283) e             $475
   Additional Paid-in Capital                           156           $248              $16,792          ($248) e          $16,792
   Treasury Stock at cost                              (47)          ($75)             ($6,120)             $75 e         ($6,120)
   Retained earnings                                  3,207         $5,091              $61,325        ($5,091) e          $61,325
   Minimum Pension liability adjustment                   0             $0                   $0              $0 e               $0

 Cumulative Adjustment Foreign                          107           $170               $1,397          ($170) e           $1,397
 currency translation
                                                     ------        ------               ------                            ------
Total Stockholders equity                             3,601         $5,717              $73,869          ($5,717)          $73,869
                                                     ------         ------              -------          --------          -------

 Total liabilities and stockholders equity           15,965        $25,343             $136,324           $46,733         $208,400
                                                   ========         ======             ========                            =======





 The Topps Company, Inc.
 Unaudited Condensed Consolidated Statement of Operations
 Year Ended February 25, 1995
 (000 omitted)


                                                Merlin Historical

                                          (Pounds Sterling)      (Dollars)        Topps Historic       Adjustments      Pro  Forma
 Net Sales                                           34,569        $53,444              $265,386       ($11,816) a        $307,014
 Cost of Sales                                       24,181        $37,384              $183,429       ($11,816) a        $209,997
                                                                                                         $1,000  b
                                                    ------        -------              --------                           --------
 Gross profit on sales                               10,388        $16,060               $81,957                           $97,017

 Royalties and other income                               0             $0                $2,957                            $2,957
                                                     ------        -------              --------                          --------
                                                     10,388        $16,060               $84,914                           $99,974

 Selling, General, and
   administrative expenses                            6,807        $10,523               $57,990         $1,020  b         $69,533

                                                     ------        -------              --------                           -------
 Income from operations                               3,581         $5,537               $26,924                           $30,441

 Interest Income (expense), net                         137           $212                  $461        ($3,230) c        ($2,557)
                                                     ------        -------              --------                           -------
 Income before provision for income taxes             3,718         $5,749               $27,385                           $27,884

 Provision for income taxes                           1,631         $2,522               $11,638        ($1,234) d         $12,926

                                                     ------        -------              --------                           -------
 Net Income                                           2,087         $3,227               $15,747                           $14,958
                                                     ======         ======              ========                           =======

 Income per share                                                                          $0.33                             $0.32
                                                                                           ======                          =========


 Weighted average shares outstanding                                                  47,039,287                        47,039,287
                                                                                      ==========                           =======



                            THE TOPPS COMPANY, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS


NOTE 1 - BASIS OF PRESENTATION


The accompanying unaudited pro forma consolidated condensed financial statements give effect to the acquisition of Merlin Publishing International plc ("Merlin") by The Topps Company, Inc. (the "Company"). The balance sheet assumes the acquisition and related financing occurred on February 25, 1995 and the statement of operations assumes that the acquisition and related financing occurred on the first day of the fiscal year then ended. Historic amounts for Topps and Merlin are based on the financial statements for their most recent fiscal years, which ended on February 25, 1995 and January 31, 1995, respectively. The pro forma financial statements are not necessarily indicative of the results which would have occurred if the acquisition had taken place on such date or the results which may occur in future periods.

The acquisition has been accounted for using the purchase method of accounting. The cost of the acquisition has been allocated to the assets and liabilities acquired based upon preliminary estimates of their respective fair values at the acquisition date. Fair value is based upon preliminary estimates by management; management is in the process of refining these estimates and the allocation of purchase price may be modified as that process is completed.

The historic financial statements of Merlin are stated in British pounds and presented in accordance with UK GAAP. For purposes of pro forma presentation, the balance sheet of Merlin has been translated into US dollars at the exchange rate as of February 25, 1995 and the statement of operations at the average exchange rate for the year then ended. There are no differences between UK GAAP and accounting principles generally accepted in the United States which would have a material effect upon net income of stockholder's equity.

NOTE 2 - BALANCE SHEET ADJUSTMENTS

(a) Represents the estimated transaction costs to be paid at the time of closing.

(b) Represents the allocation of excess of cost over fair value of net tangible assets acquired to intangible assets, as follows:

        Deferred Financing Costs                $ 1,100
        Contracts                                 7,000
        Goodwill                                 40,833
                                               ________
                                                $48,933
                                              $========

(c) Represents deferred taxes arising as a result of differences between the income tax basis and financial statement basis of assets acquired.

(d)     Represents borrowings to finance the acquisition.

(e) Elimination of the stockholders' equity accounts of Merlin.

NOTE 3 - STATEMENT OF OPERATIONS ADJUSTMENTS

(a)     Represents reclassification of sales and cost of sales.

(b) Represents amortization of contracts over 7 years and amortization of goodwill over 40 years.

(c) Represents additional interest cost, including amortization of deferred financing costs, on borrowings to finance the acquisition.

(d)     Represents additional income tax expense.